                                                                  Exhibit (99.1)
                                                                     Page 1 of 8

                              BELL INDUSTRIES, INC.
                         Pro Forma Financial Information
                                   (Unaudited)

The following unaudited pro forma financial information reflects the sale of substantially all of the assets of Graphics as of the beginning of the earliest period presented for statement of income purposes and as of June 30, 1998 for balance sheet purposes. The pro forma information assumes net cash proceeds of $40 million from the sale. In accordance with the terms of the sale, the purchase price, less an estimate of the net book value of certain receivables, is payable in cash on the closing date. The balance is payable within 90 days of the closing date. The net cash proceeds will be used to reduce outstanding borrowings as required under Bell's credit facility. For statement of income purposes, it is assumed the net proceeds have been used to reduce outstanding borrowing as of January 1, 1997. Earlier periods reflect the elimination of Graphics to the continuing operations of Bell. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements, including the notes thereto, as included in the Bell Industries, Inc., Annual Report on Form 10-K for the year ended December 31, 1997.

The pro forma information is presented for illustration purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale of Graphics had been consummated in accordance with the assumptions described, nor is it indicative of future operating results or financial position of Bell.

                                                                  Exhibit (99.1)
                                                                     Page 2 of 8

                              BELL INDUSTRIES, INC.
                        Pro Forma Combined Balance Sheet
                                  June 30, 1998
                                 (In thousands)
                                   (Unaudited)


                                                                 Pro Forma
                                       Historical  Graphics(a)  Adjustments   Pro Forma
                                       ----------  -----------  -----------   ---------
ASSETS
Current assets:
    Cash and cash equivalents           $ 10,629                               $ 10,629
    Accounts receivable                  115,072    $(21,870)                    93,202
    Receivable from sale of Graphics                            $ 18,000 (b)     18,000
    Inventories                          157,111     (19,747)                   137,364
    Prepaid expenses and other             9,015        (100)                     8,915
                                        --------    --------                   --------
        Total current assets             291,827     (41,717)                   268,110
                                        --------    --------                   --------

Properties, net                           44,374      (4,102)                    40,272
Goodwill                                  71,248      (2,960)                    68,288
Other assets                               8,542       (153)                      8,389
                                        --------    --------                   --------
                                        $415,991    $(48,932)                  $385,059
                                        ========    ========                   ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                    $ 71,302    $(10,454)                  $ 60,848
    Accrued liabilities and payroll       24,073      (l,595)      1,325 (b)     23,803
    Current portion of long-term
      liabilities                          8,750                                  8,750
                                        --------    --------                   --------
        Total current liabilities        104,125     (12,049)                    93,401
                                        --------    --------                   --------
Long-term debt                           147,418                 (22,000)(b)    125,418
Deferred compensation and other            7,937                                  7,937

Shareholders' equity:
    Common stock                         101,217                                101,217
    Investment in Graphics                           (36,883)     36,883 (c)
    Reinvested earnings                   55,294                   1,792 (b)     57,086
                                        --------    ---------                  --------
        Total shareholders' equity       156,511     (36,883)                   158,303
Commitments and contingencies
                                        --------    --------                   --------
                                        $415,991    $(48,932)                  $385,059
                                        ========    =========                  ========

            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 3 of 8

                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                         Six Months Ended June 30, 1998
                      (In thousands, except per share data)
                                   (Unaudited)



                                                                   Pro Forma   Pro Forma
                                      Historical    Graphics(a)   Adjustments   Results
                                      ----------    -----------   -----------   -------

Net sales                              $423,751      $(71,474)                  $352,277
                                       --------      --------                   --------

Costs and expenses:
    Cost of products sold               338,058       (59,842)                   278,216
    Selling and administrative           65,491        (8,487)                    57,004
    Depreciation and amortization         5,345          (491)                     4,854
    Interest expense                      6,675                    $(1,442)(d)     5,233
                                       --------      --------                   --------
                                        415,569       (68,820)                   345,307
                                       --------      --------                   --------

Income from continuing operations
    before income taxes                   8,182        (2,654)                     6,970

Income tax provision                      3,830        (1,242)         675 (e)     3,263
                                       --------      --------                   --------

Income from continuing operations:     $  4,352      $ (1,412)                  $  3,707
                                       ========      ========                   ========

Share and per share data:
  Income from continuing operations:
    Basic                              $   0.47                                 $   0.40
                                       ========                                 ========
    Diluted                            $   0.46                                 $   0.39
                                       ========                                 ========

  Weighted average shares outstanding:
    Basic                                 9,357                                    9,357
                                       ========                                 ========
    Diluted                               9,460                                    9,460
                                       ========                                 ========


            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 4 of 8

                              BELL INDUSTRIES, INC.
                              ---------------------
                          Pro Forma Statement of Income
                         Six Months Ended June 30, 1997
                      (In thousands, except per share data)
                                   (Unaudited)



                                                                       Pro Forma      Pro Forma
                                          Historical   Graphics(a)    Adjustments      Results
                                          ----------   -----------    -----------      -------
Net sales                                 $452,282      $(78,494)                      $373,788
                                          --------      --------                       --------

Costs and expenses:
    Cost of products sold                  355,607       (65,819)                       289,788
    Selling and administrative              73,747       (10,031)                        63,716
    Depreciation and amortization            5,160          (400)                         4,760
    Interest expense                         5,589                      $ (1,280)(d)      4,309
    Integration charge                       4,100                                        4,100
                                          --------      --------                       --------
                                           444,203       (76,250)                       366,673
                                          --------      --------                       --------

Income from continuing operations
    before income taxes                      8,079        (2,244)                         7,115

Income tax provision                         3,781        (1,050)            599 (e)      3,330
                                          --------      --------                       --------

Income from continuing operations         $  4,298      $ (1,194)                      $  3,785
                                          ========      ========                       ========

Share and per share data:
  Income from continuing operations:
    Basic                                  $  0.47                                     $   0.42
                                           =======                                     ========
    Diluted                                $  0.46                                     $   0.40
                                           =======                                     ========

  Weighted average shares outstanding:
    Basic                                    9,091                                        9,091
                                           =======                                     ========
    Diluted                                  9,355                                        9,355
                                           =======                                     ========


            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 5 of 8

                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                    Pro Forma       Pro Forma
                                       Historical    Graphics(a)   Adjustments       Results
                                       ----------    -----------   -----------       -------
Net sales                               $890,737      $(156,288)                     $734,449
                                        --------      ---------                      --------

Costs and expenses:
    Cost of products sold                703,068       (131,724)                      571,344
    Selling and administrative           142,494        (19,336)                      123,158
    Depreciation and amortization         10,000           (804)                        9,196
    Interest expense                      12,309                      $(2,560)(d)       9,749
    Integration charge                     4,100                                        4,100
                                        --------      ---------                      --------
                                         871,971       (151,864)                      717,547
                                        --------      ---------                      --------

Income from continuing operations
    before income taxes                   18,766         (4,424)                       16,902

Income tax provision                       8,685         (2,047)        1,185 (e)       7,823
                                        --------      ---------                      --------

Income from continuing operations       $ 10,081      $  (2,377)                     $  9,079
                                        ========      =========                      ========

Share and per share data:
  Income from continuing operations:
    Basic                               $   1.10                                     $   0.99
                                        ========                                     ========
    Diluted                             $   1.07                                     $   0.96
                                        ========                                     ========

  Weighted average shares outstanding:
    Basic                                  9,157                                        9,157
                                        ========                                     ========
    Diluted                                9,430                                        9,430
                                        ========                                     ========


            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 6 of 8

                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1996
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                     Pro Forma
                                         Historical    Graphics(a)    Results
                                         ----------    -----------    -------
Net sales                                 $623,193     $(117,131)    $506,062
                                          --------     ---------     --------

Costs and expenses:
    Cost of products sold                  485,634       (97,758)     387,876
    Selling and administrative             100,197       (15,273)      84,924
    Depreciation and amortization            6,228          (492)       5,736
    Interest expense                         3,673                      3,673
                                          --------     ---------     --------
                                           595,732      (113,523)     482,209
                                          --------     ---------     --------

Income from continuing operations
    before income taxes                     27,461        (3,608)      23,853

Income tax provision                        11,534        (1,515)      10,019
                                          --------     ---------     --------

Income from continuing operations         $ 15,927     $  (2,093)    $ 13,834
                                          ========     =========     ========

Share and per share data:
  Income from continuing operations:
    Basic                                 $   1.80                   $   1.56
                                          ========                   ========
    Diluted                               $   1.75                   $   1.52
                                          ========                   ========

  Weighted average shares outstanding:
    Basic                                    8,852                      8,852
                                          ========                   ========
    Diluted                                  9,109                      9,109
                                          ========                   ========


            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 7 of 8

                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1995
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                         Pro Forma
                                           Historical     Graphics(a)     Results
                                           ----------     -----------     -------
Net sales                                   $564,325       $(73,359)      $490,966
                                            --------       --------       --------
Costs and expenses:
    Cost of products sold                    436,568        (61,400)       375,168
    Selling and administrative                92,643         (9,780)        82,863
    Depreciation and amortization              5,940           (185)         5,755
    Interest expense                           3,612                         3,615
    Lease commitment provision                 2,800                         2,800
    Gain on sale of division                  (3,050)                       (3,050)
                                            --------       --------       --------
                                             538,513        (71,365)       467,148
                                            --------       --------       --------

Income from continuing operations
    before income taxes                       25,812         (1,994)        23,818

Income tax provision                          10,841           (837)        10,004
                                            --------       --------       --------

Income from continuing operations           $ 14,971       $ (1,157)      $ 13,814
                                            ========       ========       ========

Share and per share data:
  Income from continuing operations:
    Basic                                   $   1.74                      $   1.60
                                            ========                      ========
    Diluted                                 $   1.67                      $   1.55
                                            ========                      ========

  Weighted average shares outstanding:
    Basic                                      8,626                         8,626
                                            ========                      ========
    Diluted                                    8,940                         8,940
                                            ========                      ========


            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 8 of 8

                              BELL INDUSTRIES, INC.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)

(a) Represents the elimination of the historical accounts of Graphics for each of the periods presented.

(b) Represents the receipt of $22 million of estimated net cash proceeds at June 30, 1998 and an $18 million receivable to be received over a 90 day period after closing. Additionally, reflects a gain on the sale of Graphics, net of estimated selling costs and taxes. The final purchase price is subject to post closing adjustments.

(c)     Eliminates the investment in Graphics.

(d) Represents the reduction in consolidated interest expense at Bell's average cost of borrowing for the period assuming the estimated net cash proceeds are utilized, as required, to reduce outstanding borrowings. The remaining $18 million of proceeds are assumed to be received ratably over a 90 day period.

(e) Adjusts income tax expense for the effect of the pro forma adjustments based on the effective tax rate for the period presented.